                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ Dennis P. Wilkins
                                     --------------------------------
                                     Dennis P. Wilkins
                                     Director
                                     Date:  March 18, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ M. Kenny Muscat
                                     --------------------------------
                                     M. Kenny Muscat
                                     Director
                                     Date: March 18, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ John Morrissey
                                     ----------------------------------
                                     John Morrissey
                                     Chairman of the Board and Director
                                     Date: March 18, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ Ernest F. Ladd, III
                                     --------------------------------
                                     Ernest F. Ladd, III
                                     Director
                                     Date: March 18, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ W. Austin Mulherin, III
                                     --------------------------------
                                     W. Austin Mulherin, III
                                     Director
                                     Date: March 18, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ William R. Seifert, II
                                     --------------------------------
                                     William R. Seifert, II
                                     Director
                                     Date: March 18, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned officer and director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ David A. Dye
                                     ----------------------------------
                                     David A. Dye
                                     President, Chief Executive Officer
                                       and Director
                                     Date: March 18, 2002

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned officer and director of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ J. Boyd Douglas
                                     --------------------------------
                                     J. Boyd Douglas
                                     Executive Vice President, Chief
                                     Operating Officer and Director
                                     Date: March 18, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned officer of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey and David A. Dye, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ M. Stephen Walker
                                     ----------------------------------
                                     M. Stephen Walker
                                     Vice President - Finance and Chief
                                     Financial Officer
                                     Date: March 20, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

         The undersigned officer of Computer Programs and Systems, Inc. (the "Company") constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering shares of common stock of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

                                     /s/ Darrell G. West
                                     --------------------------------
                                     Darrell G. West
                                     Controller
                                     Date:  March 18, 2002